Exhibit 10.1.9

FORM OF LC SUBSIDIARY AGREEMENT dated as of [            ], among [GRAFTECH FINANCE INC., a Delaware corporation][GRAFTECH SWITZERLAND S.A., a Swiss corporation] (the “Applicable Borrower” and, together with [GrafTech Switzerland S.A.][GrafTech Finance Inc.], the “Borrowers”), [NAME OF LC SUBSIDIARY], a [            ] corporation (the “New LC Subsidiary”), and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”).

Reference is hereby made to the Amended and Restated Credit Agreement dated as of April 28, 2010 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among GrafTech International Ltd., a Delaware corporation (“GrafTech”), GrafTech Global Enterprises Inc., a Delaware corporation (“Global”), the Borrowers, the LC Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and Issuing Bank. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Under the Credit Agreement, the Lenders have agreed, upon the terms and subject to the conditions therein set forth, to issue Letters of Credit for the account of the LC Subsidiaries, and the Applicable Borrower and the New LC Subsidiary desire that the New LC Subsidiary become an LC Subsidiary. The Applicable Borrower represents that the New LC Subsidiary is a Wholly Owned Subsidiary. Each of the Applicable Borrower and the New LC Subsidiary represents and warrants that the representations and warranties of the Applicable Borrower in the Credit Agreement relating to the New LC Subsidiary and this Agreement are true and correct in all material respects on and as of the date hereof. Upon execution of this Agreement by each of the Applicable Borrower, the New LC Subsidiary and the Administrative Agent, the New LC Subsidiary shall be a party to the Credit Agreement and shall constitute an “LC Subsidiary” for all purposes thereof, and the New LC Subsidiary hereby agrees to be bound by all provisions of the Credit Agreement applicable to it as an LC Subsidiary.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above.

[GRAFTECH FINANCE INC.,] [GRAFTECH SWITZERLAND S.A.,]

by

Name:
Title:

[NAME OF NEW LC SUBSIDIARY], as New LC Subsidiary,

by

Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by

Name:
Title:

[SIGNATURE PAGE TO LC SUBSIDIARY AGREEMENT]

EXHIBIT G-2

[Form of]

LC SUBSIDIARY TERMINATION

JPMorgan Chase Bank, N.A.,

as Administrative Agent

for the Lenders referred to below

[Date]

Ladies and Gentlemen:

The undersigned, [GRAFTECH FINANCE INC., a Delaware corporation][GRAFTECH SWITZERLAND S.A., a Swiss corporation] (the “Applicable Borrower” and, together with [GrafTech Switzerland S.A.][GrafTech Finance Inc.], the “Borrowers”), refers to the Amended and Restated Credit Agreement dated as of April 28, 2010 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among GrafTech International Ltd., a Delaware corporation (“GrafTech”), GrafTech Global Enterprises Inc., a Delaware corporation (“Global”), the Borrowers, the LC Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and Issuing Bank. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Applicable Borrower hereby terminates the status of [NAME OF LC SUBSIDIARY] (the “Terminated LC Subsidiary”) as an LC Subsidiary under the Credit Agreement. [The Applicable Borrower represents and warrants that no Letters of Credit issued for the account of the Terminated LC Subsidiary are outstanding as of the date hereof and that all amounts payable by the Terminated LC Subsidiary in respect of interest and/or fees (and, to the extent notified by the Administrative Agent, any Lender or the Issuing Bank, any other amounts payable by the Terminated LC Subsidiary) under the Credit Agreement have been paid in full on or prior to the date hereof.] [The Applicable Borrower acknowledges that the Terminated LC Subsidiary shall continue to be an LC Subsidiary until such time as all Letters of Credit issued for the account of the Terminated LC Subsidiary shall have been terminated or expired, all LC Disbursements in respect of Letters of Credit issued for the account of the Terminated LC Subsidiary shall have been reimbursed and all amounts payable by the Terminated LC Subsidiary in respect of interest and/or fees (and, to the extent notified by the Administrative Agent, any Lender or the Issuing Bank, any other amounts payable by the Terminated LC Subsidiary) under the Credit Agreement shall have been paid in full; provided, however, that the Terminated LC Subsidiary shall not have the right to request the issuance of any additional Letters of Credit for its account under the Credit Agreement unless and until it executes a new LC Subsidiary Agreement.]

THIS INSTRUMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Very truly yours,

[GRAFTECH FINANCE INC.,] [GRAFTECH SWITZERLAND S.A.,]

By

Name:
Title:

[SIGNATURE PAGE TO LC SUBSIDIARY TERMINATION]